UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18702 N. Creek Parkway, Suite 100 Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 939-7410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 5, 2024 Immunome, Inc. (the “Company”) and Zentalis Pharmaceuticals, Inc. (“Zentalis”) entered into a license agreement (as amended, the “License Agreement”), pursuant to which the Company received an exclusive, worldwide, royalty-bearing sublicensable license under certain intellectual property relating to Zentalis’ antibody-drug conjugate (“ADC”) platform technology, ROR1 antibodies and ADCs targeting ROR1 (collectively, the “Licensed Assets”) and were transferred certain licenses to third party intellectual property rights related thereto. On October 25, 2024, the Company, Zentalis and Zeno Management, Inc., a wholly owned subsidiary of Zentalis, entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company purchased the Licensed Assets, together with all the customary rights and obligations of a sole owner (the “Asset Purchase”).

Under the Purchase Agreement, in consideration of the Asset Purchase, the Company issued to Zentalis 1,805,502 shares of Company common stock (the “Shares”), described below under Stock Issuance Agreement. The Company is also obligated to pay Zentalis a one-time payment of $5,000,000 in cash upon the achievement of a developmental milestone (that was previously a milestone in the License Agreement). The Company has agreed to use commercially reasonable efforts to achieve the developmental milestone.

The Purchase Agreement contains customary representations, warranties and covenants. The Purchase Agreement also contains customary indemnification provisions by each of Zentalis and the Company in favor of one another. Upon the closing of the Asset Purchase, the License Agreement automatically terminated in its entirety, including the termination of all of the Company’s contingent milestone and royalty payment obligations. However, certain accrued rights and obligations of the parties under the License Agreement survive the closing of the Asset Purchase.

Stock Issuance Agreement

Concurrently with the execution of the Purchase Agreement, the Company entered into a stock issuance agreement (the “Stock Issuance Agreement”) with Zentalis, pursuant to which the Company issued the Shares as partial consideration for the Asset Purchase.

Pursuant to the terms of the Stock Issuance Agreement, Zentalis has agreed not to, without the Company’s prior approval or invitation and subject to certain conditions and exceptions, among other things, directly or indirectly acquire additional shares of the Company’s securities or material assets, seek or propose a tender or exchange offer, merger or other business combination involving the Company, or seek or propose any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company, solicit proxies or consents to vote any securities of the Company, or undertake other specified actions related to the potential acquisition of additional securities of the Company (collectively, the “Standstill Restrictions”). The Standstill Restrictions will expire on the one-year anniversary of the effective date of the Stock Issuance Agreement.

The Stock Issuance Agreement also provides that until the six-month anniversary of the Closing Date (as defined in the Stock Issuance Agreement), Zentalis will hold and not sell greater than 50% of the Shares, subject to certain exceptions. Further, Zentalis has agreed, subject to certain exceptions, that until the one-year anniversary of the Closing Date, any transfer of the Shares by Zentalis that exceed 15% of the average daily trading volume of the Company’s stock over the five-trading day period ending on the trading day immediately prior to such trading date shall be made pursuant to a block trade or other disposition through a market participant designated by the Company.

The Company has agreed to use its commercially reasonable efforts to (x) file a resale registration statement with the Securities and Exchange Commission (the “SEC”) registering the Shares for resale within 30 days following the Closing Date and (y) solely to the extent the Company is not then-eligible to file an automatic shelf registration statement (which shall become automatically effective upon its filing), cause such resale registration statement to be declared effective as soon as practicable after the filing thereof but no later than 60 calendar days after the filing thereof or by 5 trading day from when the Company is notified that the SEC will not review the resale registration statement or that it will not be subject to further review.

The Company has also agreed to, among other things, indemnify Zentalis, its affiliates, partners, members, officers, directors, agents and representatives from certain liabilities and pay all fees and expenses (excluding any legal fees of Zentalis, and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Stock Issuance Agreement.

The foregoing is only a brief description of the material terms of the Purchase Agreement and the Stock Issuance Agreement, does not purport to be a complete statement of the rights and obligations of the parties under these agreements and the transactions contemplated thereby, and is qualified in its entirety by the full text of the Purchase Agreement and the Stock Issuance Agreement, copies of which are filed as Exhibits 2.1 and 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities

See the description set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Stock Issuance Agreement, which is incorporated by reference into this Item 3.02. The Shares are being issued to Zentalis pursuant to the exemption from the registration requirements provided in Section 4(a)(2) of the Securities Act for transactions by an issuer not involving any public offering. Accordingly, the Shares have not been registered under the Securities Act and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future of the Asset Purchase. In some cases, these statements include words like: “may,” “could,” “potential,” “will,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the risk the Company may not realize any or all of the anticipated benefits of the Asset Purchase; whether the Company will achieve the development milestone; the potential for stockholder litigation arising from or related to the Asset Purchase; the Company’s ability to grow and successfully execute on its business plan, including the development and commercialization of its pipeline; changes in the applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; the risk that regulatory approvals for the Company’s programs and product candidates are not obtained, are delayed or are subject to unanticipated conditions; the complexity of numerous regulatory and legal requirements that Immunome needs to comply with to operate its business; the reliance on the Company’s management; the prior experience and successes of the Company’s management team not being indicative of any future success; uncertainties related to the Company’s capital requirements and its expected cash runway; the failure to obtain, adequately protect, maintain or enforce the Company’s intellectual property rights; and other risks and uncertainties indicated from time to time described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with Securities and Exchange Commission (“SEC”) on March 28, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC on August 12, 2024 and the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements which speak only as of the date made. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, the Company does not undertake any obligation to update publicly any forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in their expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*+	Asset Purchase Agreement dated October 25, 2024, by and among the Company, Zentalis Pharmaceuticals, Inc. and Zeno Management, Inc.
4.1	Stock Issuance Agreement dated October 25, 2024, by and between the Company and Zentalis Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Schedules and exhibits to the Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

+ Certain portions of this exhibit are omitted because they are not material and would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNOME, INC.

Date: October 29, 2024	By:	/s/ Clay Siegall
Clay Siegall, Ph.D.
President and Chief Executive Officer